Exhibit 1

Cherrywood SB Commercial Mortgage Loan Trust 2016-1

Mortgage-Backed Certificates, Series 2016-1

Report To:

Cherrywood Commercial Lending, LLC

Cherrywood SB Commercial Mortgage Securities I, LLC

Nomura Securities International, Inc.

8 May 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Cherrywood Commercial Lending, LLC

Cherrywood SB Commercial Mortgage Securities I, LLC

20955 Pathfinder Road, Suite 370

Diamond Bar, California 91765

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, New York 10019

Re:       Cherrywood SB Commercial Mortgage Loan Trust 2016-1 (the “Issuing Entity”)

Mortgage Backed Certificates, Series 2016-1 (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Cherrywood SB Commercial Mortgage Securities I, LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of small balance commercial, mixed-use, multi-family and mobile home park, hybrid rate, first lien mortgage loans (the “Mortgage Loans”) related to the Cherrywood SB Commercial Mortgage Loan Trust 2016-1 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Cherrywood Commercial Lending, LLC (“Cherrywood”), on behalf of the Depositor, provided us with:

a.	An electronic data file and related record layout and decode table (the “Preliminary Data File”) that Cherrywood, on behalf of the Depositor, indicated contains information on the Mortgage Loans as of 30 November 2015 (the “Preliminary Cut-off Date”),

b.	An electronic data file and related record layout and decode table (the “Data File,” together with the Preliminary Data File, the “Provided Data Files”) that Cherrywood, on behalf of the Depositor, indicated contains information on the Mortgage Loans as of 1 May 2016 (the “Cut-off Date”),

c.	Electronic copies of the loan files for the Mortgage Loans, which contain various source documents (the “Source Documents”) relating to the Mortgage Loans, which are listed on Exhibit 1 to Attachment A,

A member firm of Ernst & Young Global Limited

d.	Electronic data files (the “Servicing Support,” together with the Source Documents, the “Sources”), which contain information as of the Cut-off Date related to the scheduled cut-off date unpaid principal balance and delinquency status (together, the “Additional Compared Characteristics”) corresponding to each Mortgage Loan,

e.	A list of characteristics on the Provided Data Files (the “Base Compared Characteristics,” together with the Additional Compared Characteristics, the “Compared Characteristics”), which are listed on Exhibit 1 to Attachment A, that Cherrywood, on behalf of the Depositor, instructed us to compare to information contained on the Source Documents,

f.	A list of characteristics on the Data File (the “Recalculated Characteristics”), which are described in Items 5. through 9. of Attachment A, that Cherrywood, on behalf of the Depositor, instructed us to recalculate using information on the Data File,

g.	A list of characteristics on the Provided Data Files (the “Provided Characteristics”), which are listed on Exhibit 2 to Attachment A, on which Cherrywood, on behalf of the Depositor, instructed us to perform no procedures and

h.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Sources, Compared Characteristics, Recalculated Characteristics, Provided Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Provided Data Files or Updated Preliminary Data File (as defined in Attachment A). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us by Cherrywood, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Cherrywood, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, perform an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Mortgage Loans,

iii.	Whether the originator of the Mortgage Loans complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Sincerely,

/s/ Ernst & Young LLP

8 May 2016

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	For each Mortgage Loan on the Preliminary Data File, we compared the Base Compared Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on the Source Documents indicated on Exhibit 1 to Attachment A, subject to the qualifications, assumptions and methodologies provided by Cherrywood, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A and the next paragraph in this Item 1.

The Source Document(s) that Cherrywood, on behalf of the Depositor, instructed us to use for each Base Compared Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source Document is listed for a Base Compared Characteristic, Cherrywood, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File for the Base Compared Characteristic agreed with the corresponding information on at least one of the Source Documents that are listed for such Base Compared Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Base Compared Characteristics listed on Exhibit 1 to Attachment A.

2.	As instructed by Cherrywood, on behalf of the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in Item 1., and provided a list of such differences to Cherrywood. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Preliminary Data File.”

3.	Using information on the:

a.	Data File and

b.	Updated Preliminary Data File,

for each Mortgage Loan, we compared each Base Compared Characteristic on Exhibit 1 of Attachment A, all as shown on the Data File, to the corresponding information on the Updated Preliminary Data File and found such information to be in agreement.

4.	Using information on the Servicing Support for each Mortgage Loan, we compared the:

a.	Scheduled cut-off date unpaid principal balance and

b.	Delinquency status,

both as shown on the Servicing Support, to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of comparing the scheduled cut-off date unpaid principal balance for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

Attachment A Page 2 of 2

5.	Using the:

a.	Original principal balance,

b.	Purchase price and

c.	Appraisal value

of each Mortgage Loan (as applicable), all as shown on the Data File, we recalculated the “original loan-to-value ratio” of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

6.	Using the “vacancy factor (actual)” of each Mortgage Loan, as shown on the Data File, we recalculated the “occupancy rate” of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

7.	Using the:

a.	Maturity date of each Mortgage Loan, as shown on the Data File, and

b.	Cut-off Date,

we recalculated the “remaining term” of each Mortgage Loan as of the Cut-off Date. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

8.	Using the:

a.	Net operating income and

b.	Scheduled cut-off date unpaid principal balance

of each Mortgage Loan, both as shown on the Data File, we recalculated the “cut-off date debt yield” of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

9.	Using the:

a.	Net operating income and

b.	Monthly debt service

of each Mortgage Loan, both as shown on the Data File, we recalculated the “debt service coverage ratio (underwriting)” of each Mortgage Loan. We compared this recalculated information to the corresponding information on the Data File and found such information to be in agreement.

For the purpose of comparing the “debt service coverage ratio (underwriting)” for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.00078 or less.

Exhibit 1 to Attachment A Page 1 of 4

Base Compared Characteristics and Source Documents

Base Compared Characteristic	Source Document(s)	Note(s)

Appraisal value	Appraisal Review
Property type	Appraisal Review	i.
Original credit score	Credit Report	ii., iii.
Recourse (Y/N)	Guaranty
Original holdback amount	Holdback Agreement or Required Repairs Agreement
Original amortization term	Loan & Security Agreement
Fully amortizing (Y/N)	Loan & Security Agreement
City	Loan & Security Agreement
State	Loan & Security Agreement
First rate adjustment date	Loan & Security Agreement
Fixed term	Loan & Security Agreement
Index	Loan & Security Agreement
Initial rate cap	Loan & Security Agreement
Periodic rate cap	Loan & Security Agreement
Interest rate type (fixed or floating)	Loan & Security Agreement
Gross margin	Loan & Security Agreement
Initial mortgage rate	Loan & Security Agreement
Mortgage rate	Loan & Security Agreement	iv.
Rate ceiling	Loan & Security Agreement
Rate floor	Loan & Security Agreement
Rate adjustment frequency	Loan & Security Agreement
Maturity date	Loan & Security Agreement or Notice of Correction
Monthly debt service	Loan & Security Agreement or Notice of Correction
Original interest-only period	Loan & Security Agreement
Original principal balance	Loan & Security Agreement
Original term	Loan & Security Agreement
Prepayment penalty	Loan & Security Agreement
Product type	Loan & Security Agreement

Loan purpose	(a) Settlement Statement or (b) Settlement Statement, Loan & Security	v.

Exhibit 1 to Attachment A Page 2 of 4

Base Compared Characteristic	Source Document(s)	Note(s)

Agreement and recalculation
Origination date	Settlement Statement	vi.
Purchase price	Settlement Statement
Net operating income (underwriting)	Underwriting Summary	vii.
Vacancy factor (actual)	Underwriting Summary	viii.
Vacancy factor (underwriting)	Underwriting Summary	ix.

Notes:

i.	For the purpose of comparing the “property type” Base Compared Characteristic for each Mortgage Loan with “1 to 4 Unit Residential,” as shown on the Appraisal Review, Cherrywood, on behalf of the Depositor, instructed us to use “Multifamily” as the “property type” Base Compared Characteristic if the number of units, as shown on the Appraisal Review, is greater than 1.

ii.	For the purpose of comparing the “original credit score” Base Compared Characteristic for each Mortgage Loan that has more than one Credit Report, Cherrywood, on behalf of the Depositor, instructed us to use the Credit Report that was dated the closest (but prior) to the origination date of the Mortgage Loan, as shown on the Settlement Statement.

iii.	For the purpose of comparing the “original credit score” Base Compared Characteristic for each Mortgage Loan which has one borrower, as shown on the Loan & Security Agreement, Cherrywood, on behalf of the Depositor, instructed us to use the borrower’s “median” credit score (in accordance with the methodology described in the succeeding sentence of this note iii.) on the applicable Credit Report (in accordance with the methodology described in note ii. above). Cherrywood, on behalf of the Depositor, instructed us that (i) if three credit scores are observed for the borrower on the Credit Report (in accordance with the methodology described in note ii. above), to use the middle credit score as the “median” score for the borrower or (ii) if two credit scores are observed for the borrower on the Credit Report (in accordance with the methodology described in note ii. above), to use the lower credit score as the “median” score for the borrower.

For the purpose of comparing the “original credit score” Base Compared Characteristic for each Mortgage Loan which has more than one borrower, as shown on the Loan & Security Agreement, Cherrywood, on behalf of the Depositor, instructed us to use the lowest of each borrower’s “median” credit scores (in accordance with the methodology described in the preceding paragraph of this note iii.) on the applicable Credit Report (in accordance with the methodology described in note ii. above).

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

iv.	For the purpose of comparing the “mortgage rate” Base Compared Characteristic for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to note agreement if:

(a)	The first rate adjustment date, as shown on the Preliminary Data File, is after the Cut-off Date and

(b)	The mortgage rate equals the initial mortgage rate, both as shown on the Preliminary Data File.

v.	For the purpose of comparing the “loan purpose” Base Compared Characteristic for each Mortgage Loan with a loan purpose of “Purchase,” as shown on the Preliminary Data File (each, a “Purchase Mortgage Loan”), Cherrywood, on behalf of the Depositor, instructed us to use the Settlement Statement as the Source Document.

For each Mortgage Loan that is not a Purchase Mortgage Loan (each, a “Refinance Mortgage Loan”), Cherrywood, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between:

(a)	The original principal balance of the Mortgage Loan, as shown on the Loan & Security Agreement, and

(b)	The sum of:

(1)	The unpaid principal balance of the previous first mortgage loan that is being refinanced with the proceeds of the Mortgage Loan,

(2)	Any proceeds of the Mortgage Loan are being held as reserves for improvements or repair or as impounds for taxes and insurance and

(3)	Settlement charges relating to the Mortgage Loan,

all as shown on the Settlement Statement.

For each Refinance Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us that for the purpose of comparing the “loan purpose” Base Compared Characteristic, we should consider the loan purpose as:

(a)	“Cash-Out Refinance” if the Amount to Borrower is greater than or equal to 5% of the original principal balance of the Mortgage Loan, as shown on the Loan & Security Agreement or

(b)	“Rate/Term Refinance” if the Amount to Borrower is less than 5% of the original principal balance of the Mortgage Loan, as shown on the Loan & Security Agreement.

vi.	For the purpose of comparing the “origination date” Base Compared Characteristic for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to ignore differences of +/- 3 business days or less.

vii.	For the purpose of comparing the “net operating income (underwriting)” Base Compared Characteristic for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

viii.	For the purpose of comparing the “vacancy factor (actual)” Base Compared Characteristic for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.05% or less.

ix.	For the purpose of comparing the “vacancy factor (underwriting)” Base Compared Characteristic for each Mortgage Loan, Cherrywood, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.05% or less.

Exhibit 2 to Attachment A Page 1 of 2

Provided Characteristics

Provided Characteristic	Provided Characteristic

Servicer loan number	Lease expiration date of second largest tenant
Property name	Square feet of second largest tenant
Subject address line 1	Third largest tenant
Subject address line 2	Lease expiration date of third largest tenant
Subject zip code	Square feet of third largest tenant
Property subtype	Cross collateralized/cross defaulted
SF/Units	Single note / multiple property loan (Y/N)
Current principal balance	Crossed loan pool list
Owner occupied (Y/N)	Additional collateral (Y/N)
Percent occupied as of date	Description of additional collateral
Recourse (%)	Payment frequency
Borrower full name	Current additional financing in place (Y/N)
Guarantor	Current additional financing secured by property (Y/N)
Related sponsor group	Subordinate financing
FICO date	Additional financing permitted in the future (Y/N)
Lien status	Future additional financing secured by property (Y/N)
Ownership interest	Future additional financing limitations
Single tenant (Y/N)	Number times delinquent/historical pay string
First payment date (interest-only)	Payment string date
First payment due date	Seasoning
Lockbox type	Business sub-channel
Terms/Description of springing lockbox	Prepayment penalty flag
Remaining interest-only term	LPIDT
Monthly debt service (interest-only)	Next due date
Underwriting debt service	Multiple tenant (Y/N)
Debt service coverage ratio (after interest-only period)	As-of date
Units	Flood zone
NRA square footage	Flood risk
Cut-off date balance per square foot or unit	Holdback type
Balloon (Y/N)	Holdback description
Balloon balance	Current holdback amount
Balloon loan-to-value ratio	Holdback as of date
Appraisal date	Phase I ordered (Y/N)

Exhibit 2 to Attachment A Page 2 of 2

Provided Characteristic	Provided Characteristic

Underwritten value	Debt yield
Net usable cashflow (underwriting)	Cap rate
Date of operating statement/tax statement	Life of loan cap
Borrower preceeding net cash flow or net operating income	Foreign/national (Y/N)
Date of borrower statement	Environmental phase one report ordered date
Borrower second preceeding net cash flow or net operating income	Escrow balance
Date of second preceeding borrower statement	Tax escrow
Largest tenant	Insurance escrow
Lease expiration date of largest tenant	TI/LC escrow
Square feet of the largest tenant	Borrower type
Second largest tenant	Permitted releases